EXHIBIT 99.1

NerdWallet Completes Acquisition of On The Barrelhead
NerdWallet Announces Inducement Grants to On the Barrelhead Employees

SAN FRANCISCO (July 11, 2022) NerdWallet, Inc. (Nasdaq: NRDS), a platform that provides financial guidance to consumers and small- and mid-sized businesses (SMBs), today announced the closing of its previously announced acquisition of On the Barrelhead, Inc., a data-driven platform that provides consumers and SMBs with credit-driven product recommendations to help improve their financial lives.
As previously announced, it is expected that On the Barrelhead will fully integrate into NerdWallet’s existing teams, brand, products and technology. NerdWallet’s trusted brand and knowledgeable financial guidance paired with On the Barrelhead’s proprietary data and technology solutions will enable consumers and SMBs to match with better financial products and make smarter money moves.
Under the terms of the merger agreement, On the Barrelhead was acquired for a purchase price of $120 million, consisting of approximately $70 million in cash and $50 million in NerdWallet Class A common stock, subject to customary purchase price adjustments. The cash portion of the acquisition was financed with borrowings from NerdWallet’s existing credit facility.
As a part of a compensatory bonus retention pool established in connection with the acquisition, members of On the Barrelhead management will be paid an aggregate of $15 million in cash compensation over three years, subject to their continued employment with NerdWallet, and granted $15 million in equity compensation as referenced in the Inducement grant detail included within this press release.
Inducement Grants Under Nasdaq Listing Rule 5635(c)(4)
NerdWallet also announced today that, effective July 11, 2022, the Compensation Committee of its Board of Directors approved the NerdWallet, Inc. 2022 Inducement Equity Incentive Plan (the Inducement Plan), and restricted stock units (RSUs) representing an aggregate of up to 1,998,531 shares of NerdWallet Class A Common Stock were granted under the Inducement Plan to fourteen individuals offered employment with NerdWallet in connection with the On the Barrelhead acquisition.
The Inducement Plan is being used exclusively for the grant of RSUs to individuals who were not previously an employee or non-employee director of NerdWallet. The RSUs were granted to each former On the Barrelhead employee grantee as a material inducement to such individual’s entry into employment with NerdWallet in accordance with Nasdaq Listing Rule 5635(c)(4).
An aggregate of 1,460,562 RSUs were granted to three members of On the Barrelhead management, which RSUs will generally vest in full upon the third anniversary of the closing of the acquisition, subject to their continued service through such vesting date. Six non-management employees were granted an aggregate of 267,769 RSUs, vesting annually over four years, with 20% of the RSUs subject to the award vesting on each of the first, second and third annual vesting dates and the remaining 40% of the RSUs subject to the award vesting on the fourth annual vesting date. Finally, all fourteen On the Barrelhead employees were granted an aggregate of 270,200 RSUs generally vesting over four years subject to a one-year cliff and quarterly vesting thereafter. All of the RSU awards are subject to the terms of the Inducement Plan and the grant agreements covering such awards.

Cautionary Note Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 2IE of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally can be identified by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “target,” “continue,” “predict,” “project,” “change,” “result,” “future,” “will,” “would,” “could,” “can,” “may,” “likely,” “potentially,” or similar expressions that concern our strategy, plans, expectations or intentions. Forward-looking statements reflect management’s evaluation of information currently available and are based on NerdWallet’s current expectations and assumptions regarding NerdWallet’s business, On the Barrelhead (OTB); estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities and synergies relating to the acquisition of OTB (the Acquisition), the integration of OTB, the economy and other future conditions. Although we believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, forward-looking statements are subject to inherent uncertainties, risks and other factors that are difficult to predict and could cause our actual results to vary in material respects from what we have expressed or implied by these forward-looking statements. Specific factors that could cause future results to differ from those expressed or implied by the forward-looking statements include, but are not limited to, (i) failure to realize the expected benefits of the Acquisition; (ii) significant transaction costs and/or unknown or inestimable liabilities; (iii) the risk that OTB’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; (iv) risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company; (v) the effect of the announcement of the Acquisition on the ability of NerdWallet to operate its business and retain and hire key personnel and to maintain favorable business relationships; (vi) risks related to the market value of the NerdWallet Class A common stock issued in connection with the Acquisition; (vii) national, international, regional and local economic and political climates and conditions; (viii) changes in global financial markets and interest rates; (ix) risks related to the COVID-19 coronavirus pandemic; and those factors discussed in NerdWallet’s Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 filed with the Securities and Exchange Commission (SEC) and in other filings and furnishings made by NerdWallet with the SEC from time to time. Other unknown or unpredictable factors could also have material adverse effects on NerdWallet’s performance. We caution that you should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release and are not guarantees of future performance. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.
About NerdWallet
NerdWallet (Nasdaq: NRDS) is on a mission to provide clarity for all of life’s financial decisions. As a personal finance website and app, NerdWallet provides consumers with trustworthy and knowledgeable financial information so they can make smart money moves. From finding the best credit card to buying a house, NerdWallet is there to help consumers make financial decisions with confidence. Consumers have free access to our expert content and comparison shopping marketplaces, plus a data-driven app, which helps them stay on top of their finances and save time and money, giving them the freedom to do more. NerdWallet is available for consumers in the U.S., UK and Canada.
“NerdWallet” is a trademark of NerdWallet, Inc. All rights reserved. Other names and trademarks used herein may be trademarks of their respective owners.

About On the Barrelhead, Inc.
Founded in 2017, On the Barrelhead is a data-driven platform that provides consumers and SMBs with credit-driven product recommendations to help improve their financial lives. On the Barrelhead’s platform is built on four sophisticated technology solutions: Plinko, Maestro, Recast and Squid, which combine to create an engine that leads to better outcomes for consumers, partners and their business.
Contacts
Investor Relations:
Caitlin MacNamee
ir@nerdwallet.com
Media Relations:
Maitri Jani
press@nerdwallet.com
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